Exhibit 99.2

This document is important and requires your immediate attention If you are in any doubt as to the action you should take, you should consult your stockbroker, bank manager, solicitor, accountant or other independent financial adviser. If you have sold or otherwise transferred all your shares in the Company, please send this document and the accompanying documents to the purchaser or transferee or to the stockbroker, bank or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee. AGM details Thursday, 30 April 2020 Denver, Colorado, USA Starts 3.00pm (Denver time) 151 Detroit Street Denver, CO 80206, USA Information for shareholders This booklet contains: Information about who may vote at the meeting, and how they may vote (pages 2 to 6) The formal Notice of Annual General Meeting containing the resolutions to be proposed at the meeting (page 8) Explanatory notes which set out an explanation of the business to be conducted at the meeting (pages 10 to 13) Meeting location details (page 14) Need help? If you have any questions, you can phone the Shareholder Information Line on: United States (Toll-free) 866 638 5573 (Non toll-free) +1 781 575 2374 Australia 1300 137 981 United Kingdom 0370 703 0109 New Zealand 0800 888 017 ANNUAL GENERAL MEETING 2020 Please note that there are different voting procedures depending on whether you hold your Janus Henderson shares as (1) ordinary shares listed on the New York Stock Exchange, (2) CHESS Depositary Interests (CDIs) quoted on the Australian Securities Exchange, (3) Janus Henderson Depositary Interests (UK DIs) through CREST or (4) a holder of UK DIs via the Janus Henderson Corporate Sponsored Nominee Facility (CSN). Shareholders are advised to read this booklet carefully to ensure they understand the voting arrangements that apply to them. Janus Henderson Group plc, 47 Esplanade, St Helier, Jersey JE1 0BD Company registration number: 101484 ABN: 67 133 992 766

Voting information for all holders How can you vote at the meeting? You may attend the AGM in person or appoint either one or more persons as proxies/ representatives (who need not be a member of Janus Henderson Group) to attend, speak and vote on your behalf, including the Chairman of the meeting. If you wish to appoint more than one proxy/representative, please copy the enclosed proxy/voting instruction form specific to your holding. If you appoint more than one proxy, each proxy will be entitled to vote on a poll (when each proxy will have one vote for every share to which their appointment relates, except in the case of a proxy appointed on your behalf by the Depositary Nominee in the case of CDI holders or the DI Depositary in the case of UK DIs). What if proxies/voting instructions are to be given on your behalf under a power of attorney or other authority? Proxies/voting instructions given under authority on behalf of a shareholder must be returned along with either the original power of attorney or other authority, or a certified copy, to Janus Henderson Group’s Share Registry so as to arrive no later than the cut-off times set out in the table below. Specific instructions for submitting proxies/voting instructions via the following methods are on the following pages: For direct/ordinary shares, see page 3 For CDIs, see page 4 For UK DIs, see page 5 For holders of UK DIs via CSN, see page 6 How does a shareholder that is a company execute its proxy/voting instruction form(s)? If the holder submitting voting instructions is a company, then it must execute the proxy/voting instruction form(s) applicable to it in one of the following ways: by having two directors or a director and a secretary of the company sign the form; by having a director of the company sign in the presence of a witness who attests the signature; by having a duly authorised officer or attorney sign the form (in which case the shareholder must send with the form the original, or a certified copy, of the document authorising the attorney or representative); or if the company has a common seal, by affixing the common seal in accordance with the company’s constitution. Does a proxy/representative have to vote? Your proxy/representative can decide whether or not to attend the AGM and, if he or she attends, whether or not to vote. Therefore, you should nominate someone you can trust. Can a proxy/representative vote in favour or against, as he or she wishes? If a proxy/representative decides to attend the AGM, and the holder of ordinary shares directs the proxy/representative how to vote on an item of business, then the proxy/representative can only vote on that item of business in the way the holder of ordinary shares directed. However, if the holder of ordinary shares does not direct the proxy/representative how to vote on an item of business, the proxy/representative may vote in favour, against or abstain on that item. The proxy/representative will also have discretion to vote as he or she thinks fit on any other business which may properly come before the meeting, including amendments to any resolution, and at any adjourned meeting. How will the Chairman vote as proxy/ representative if he has not been directed how to vote? If a holder of ordinary shares appoints the Chairman of the meeting as proxy/representative and does not direct the Chairman how to vote on an item of business without giving specific voting instructions, the Chairman intends to vote in favour of each of the proposed resolutions. The Chairman’s intention is expressed as of the date the Notice of Annual General Meeting was printed and therefore, in exceptional circumstances, the Chairman’s intention may change subsequently. Holding type Voting via internet Voting via telephone Voting via mail Voting at the meeting ^ CDI holders may also return their instructions via facsimile by this time. * UK DI holders may also return their instructions via CREST by this time.

Voting information for direct holders of ordinary shares listed on the New York Stock Exchange Who can vote at the meeting? Only those members entered in the register of members of Janus Henderson Group as at 5.00pm (New York time) on Monday, 9 March 2020 or, if the AGM is adjourned, in the register of members at 5.00pm on the day which is 72 hours before the date of the adjourned meeting, shall be entitled to attend and vote at the meeting in respect of the number of ordinary shares registered in their name at that time. Changes to entries in the register of members after that time shall be disregarded in determining the rights of any person to attend or vote at the meeting. How do you submit your proxy instructions? By internet via the Janus Henderson Group website at janushenderson.com/AGM2020. To use this facility, you will need your Control Number, unique PIN and your Shareholder Reference Number (SRN). These numbers are shown on your Proxy Form, email bulletin or Notice of Annual General Meeting and Annual Report. We will assume you have signed the Proxy Form if you lodge it in accordance with the instructions on the website by 11.59pm (Denver time) on Wednesday, 29 April 2020. • By telephone on 1-800-652-8683, by 11.59pm (Denver time) on Wednesday, 29 April 2020. By mail to the Janus Henderson Group Share Registry, using the enclosed reply-paid envelope or by posting it to: Janus Henderson Group Share Registry, Proxy Services, c/o Computershare Investor Services, PO Box 505008, Louisville, KY 40233-9814, provided your mail is received by 11.59pm (Denver time) on Wednesday, 29 April 2020. At the meeting on Thursday, 30 April 2020, before the meeting commences at 3.00pm (Denver time). If your proxy instructions (and any supporting documents) are not received by the above cut-off times, your proxy appointment will not be effective.

Voting information for holders of CDIs quoted on the Australian Securities Exchange Who can vote at the meeting? Only those CDI holders entered in the register of CDI holders of Janus Henderson Group as at 5.00pm (Sydney time) on Monday, 9 March 2020 or, if the AGM is adjourned, in the register of CDI holders 72 hours before the time of any adjourned meeting, shall be entitled to provide voting instructions to CHESS Depositary Nominees Pty Limited (CDN) in respect of the number of CDIs registered in their name at that time. Changes to entries in the register of CDI holders after that time shall be disregarded in determining the rights of any CDI holders to provide voting instructions to CDN in regard to this meeting. How do you submit your voting instructions? By internet via the Janus Henderson Group website at janushenderson.com/AGM2020. To use this facility, you will need your Shareholder Reference Number, which is shown on your Voting Instruction Form, and your registered postcode or country of residence if outside Australia. We will assume you have signed the Voting Instruction Form if you lodge it in accordance with the instructions on the website by 5.00pm (Sydney time) on Monday, 27 April 2020. By mail by sending the Voting Instruction Form enclosed to Computershare Investor Services Pty Limited, using the enclosed reply-paid envelope or by posting it to Computershare Investor Services Pty Limited, GPO Box 4578, Melbourne, VIC 3001, Australia; or Private Bag 92119, Auckland 1142, New Zealand, provided your mail is received by 5.00pm (Sydney time) on Monday, 27 April 2020. By facsimile by faxing the Voting Instruction Form enclosed to 03 9473 2555 in Australia or 09 488 8787 in New Zealand by 5.00pm (Sydney time) on Monday, 27 April 2020. At the meeting If you would like to attend, speak and vote at the meeting you may instruct CDN to nominate you as its proxy by submitting the Voting Instruction Form via one of the above methods. Voting at the meeting is on Thursday, 30 April 2020, before the meeting commences at 3.00pm (Denver time). If your Voting Instruction Form (and any necessary supporting documents) is not received by 5.00pm (Sydney time) on Monday, 27 April 2020, your proxy appointment will not be effective.

Voting information for holders of Janus Henderson UK Depositary Interests Who can vote at the meeting? Only those UK DI holders entered in the register of UK DI holders of Janus Henderson Group as at 5.00pm (London time) on Monday, 9 March 2020 or, if the AGM is adjourned, in the register of UK DI holders 72 hours before the time of any adjourned meeting, shall be entitled to provide voting instructions to Computershare Investor Services plc (Computershare) in respect of the number of UK DIs registered in their name at that time. Changes to entries in the register of UK DI holders after that time shall be disregarded in determining the rights of any UK DI holders to provide voting instructions to Computershare in regard to this meeting. How do you submit your voting instructions? By internet You may direct Computershare to vote the ordinary shares underlying your UK DIs via a Form of Instruction accessible via the internet on Computershare’s website by visiting eproxyappointment.com. You will be asked to enter the Control Number, your Shareholder Reference Number and your unique PIN, which are detailed on the accompanying Form of Instruction. Alternatively, you can return your instruction to Computershare by post to the address provided on the Form of Instruction. Instructions must be validly returned and received by 9.00am (London time) on Monday, 27 April 2020. Alternatively, UK DI holders who wish to issue an instruction through the CREST electronic voting appointment service may do so by using the procedures described in the CREST manual (available from euroclear.com). CREST personal members or other CREST sponsored members, and those CREST members who have appointed a voting service provider(s), should refer to their CREST sponsor or voting services provider(s), who will be able to take the appropriate action on their behalf. In order for instructions made using the CREST service to be valid, the appropriate CREST message (a CREST Voting Instruction) must be properly authenticated in accordance with the specifications of Euroclear UK & Ireland Limited (EUI) and must contain the information required for such instructions, as described in the CREST manual. The message, regardless of whether it relates to the voting instruction or to an amendment to the instruction given to the Depositary, must, in order to be valid, be transmitted so as to be received by the issuer’s agent (ID 3RA50) no later than 9.00am (London time) on Monday, 27 April 2020. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the CREST Voting Instruction by the CREST applications host) from which the issuer’s agent is able to retrieve the CREST Voting Instruction by enquiry to CREST in the manner prescribed by CREST. CREST members and, where applicable, their CREST sponsors or voting service providers should note that EUI does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the transmission of CREST Voting Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed a voting service provider(s), to procure that the CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a CREST Voting Instruction is transmitted by means of the CREST service by any particular time. In this connection, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings. The Company may treat as invalid a CREST Voting Instruction in the circumstances set out in Article 34 of the Companies (Uncertificated Securities) (Jersey) Order 1999. By mail To the Janus Henderson Group Share Registry, using the enclosed reply-paid envelope or by posting it to: Janus Henderson Group Share Registry, Computershare, The Pavilions, Bridgwater Road, Bristol BS99 6ZY. To be effective, all Forms of Instruction must be lodged with Computershare by 9.00am (London time) on Monday, 27 April 2020. Computershare, as your proxy, will then make arrangements to vote your underlying shares according to your instructions. At the meeting If you would like to attend, speak and vote in person at the Annual General Meeting, please inform Computershare at csnditeam@ computershare.co.uk, who will provide you with a Letter of Representation with respect to your UK DI holding that will enable you to attend, speak and vote the shares underlying your interests at the Annual General Meeting on Computershare’s behalf. Your completed Letter of Representation must be delivered to a Computershare representative on Thursday, 30 April 2020, before the meeting commences at 3.00pm (Denver time).

Voting information for holders of UK DIs via the Corporate Sponsored Nominee facility Who can vote at the meeting? Only those holders of UK DIs via CSN entered in the register of CSN holders of Janus Henderson Group as at 5.00pm (London time) on Monday, 9 March 2020 or, if the AGM is adjourned, in the register of CSN holders 96 business hours before the time of any adjourned meeting, shall be entitled to provide voting instructions to Computershare Investor Services plc (Computershare) in respect of the number of depositary interests holders are beneficially entitled to at the cut-off time above. Changes to entries in the register of CSN holders after that time shall be disregarded in determining the rights of any CSN holders to provide voting instructions to Computershare in regard to this meeting. How do you submit your voting instructions? By internet You may direct Computershare, as provider of the Corporate Sponsored Nominee Service in which your UK DIs are held, how to vote the ordinary shares underlying your DIs via the internet on Computershare’s website by visiting investorcentre.co.uk/eproxy. You will be asked to enter the Control Number, your Shareholder Reference Number and your unique PIN, which are detailed on the accompanying Form of Direction. Alternatively, you can return your instruction to Computershare by post to the address provided on the Form of Direction. By mail To the Janus Henderson Group Share Registry, using the enclosed reply-paid envelope or by posting it to: Janus Henderson Group Share Registry, Computershare, The Pavilions, Bridgwater Road, Bristol BS99 6ZY. To be effective, all Forms of Direction must be lodged with Computershare by 9.00am (London time) on Friday, 24 April 2020. Computershare, as your Custodian, will then make arrangements to vote the shares underlying your interests according to your instructions. At the meeting If you would like to attend, speak and vote in person at the Annual General Meeting, please inform Computershare at csnditeam@ computershare.co.uk, who will provide you with a Letter of Representation with respect to your UK DI holding that will enable you to attend, speak and vote the shares underlying your interests at the Annual General Meeting on Computershare’s behalf. Your completed Letter of Representation must be delivered to a Computershare representative on Thursday, 30 April 2020, before the meeting commences at 3.00pm (Denver time).

Letter from the Chairman Dear Shareholder I would like to invite you to the 2020 Annual General Meeting (AGM) of Janus Henderson Group plc (Janus Henderson Group). The AGM will take place on Thursday, 30 April 2020 at 151 Detroit Street, Denver, CO 80206, USA, starting at 3.00pm (Denver time). This document contains resolutions that are typically dealt with at our AGM and accompanying notes that provide an explanation of the business to be conducted at the AGM. In accordance with the Company’s Articles of Association, all Directors will be seeking reappointment at the AGM. You should read the entirety of this document before deciding how to vote. Voting procedures If you would like to vote, you may do so: by attending and voting at the AGM in person on Thursday, 30 April 2020 in Denver, Colorado; or by appointing someone as your proxy/representative to attend and vote for you at the AGM. To appoint someone as your proxy/representative, use either the enclosed Proxy/Voting Instruction Form or go to the Janus Henderson Group AGM website at janushenderson.com/AGM2020 to appoint someone online. Instructions about how to complete the form are included with the proxy/voting instruction forms relevant to your holding. Please note that there are different voting procedures depending on whether you hold your Janus Henderson Group shares as (1) ordinary shares listed on the New York Stock Exchange, (2) CHESS Depositary Interests quoted on the Australian Securities Exchange, (3) Janus Henderson UK Depositary Interests through CREST or (4) a holder of Janus Henderson UK Depositary Interests via the Janus Henderson Corporate Sponsored Nominee Facility. Shareholders are advised to read the voting instructions on pages 2 to 6 of this booklet carefully to ensure they understand the voting arrangements that apply to them. Your proxy/voting instruction form(s) (either online or in paper form) need to be lodged so that they reach Janus Henderson Group’s Share Registry by the time and date specified on your form. The Board considers all of the proposed resolutions to be in the best interests of the Company and shareholders as a whole and recommends that you vote FOR all the resolutions at the AGM. Yours sincerely Richard Gillingwater Chairman 19 March 2020

8

Notice of Annual General Meeting

The Annual General Meeting (AGM) of shareholders of Janus Henderson Group plc (the Company) will be held on Thursday, 30 April 2020 at 151 Detroit Street, Denver, CO 80206, USA at 3.00pm (Denver time).

Items of business

Resolutions 1 to 12 (inclusive) set out below will be proposed as ordinary resolutions. An ordinary resolution will be passed if more than 50% of the votes cast are in favour. Resolutions 13 and 14 will be proposed as special resolutions and will be passed if two-thirds or more of the votes are cast in favour.

Resolution 1: Annual Report and Accounts

To receive the Annual Report and Accounts of the Company for the financial year ended 31 December 2019 and the reports of the Directors and Auditors thereon.

Resolution 2: Reappointment of existing Director

To reappoint Ms K Desai as a Director of the Company.

Resolution 3: Reappointment of existing Director

To reappoint Mr J Diermeier as a Director of the Company.

Resolution 4: Reappointment of existing Director

To reappoint Mr K Dolan as a Director of the Company.

Resolution 5: Reappointment of existing Director

To reappoint Mr E Flood Jr as a Director of the Company.

Resolution 6: Reappointment of existing Director

To reappoint Mr R Gillingwater as a Director of the Company.

Resolution 7: Reappointment of existing Director

To reappoint Mr L Kochard as a Director of the Company.

Resolution 8: Reappointment of existing Director

To reappoint Mr G Schafer as a Director of the Company.

Resolution 9: Reappointment of existing Director

To reappoint Ms A Seymour-Jackson as a Director of the Company.

Resolution 10: Reappointment of existing Director

To reappoint Mr R Weil as a Director of the Company.

Resolution 11: Reappointment of existing Director

To reappoint Mr T Yamamoto as a Director of the Company.

Resolution 12: Reappointment and remuneration of the Auditors

To reappoint PricewaterhouseCoopers LLP as Auditors to the Company and to authorise the Audit Committee to determine the remuneration of the Auditors.

Resolution 13: Authority to purchase own shares

That, pursuant to Article 57 of the Companies (Jersey) Law 1991, the Company be and is hereby generally and unconditionally authorised to make purchases on a stock exchange of its ordinary shares, subject to the following conditions:

a) the maximum number of ordinary shares authorised to be purchased is 18,697,569, minus the number of underlying shares represented by CDIs that are purchased pursuant to Resolution 14;

b) the minimum price (exclusive of expenses) which may be paid for an ordinary share is US$1.50 (being the nominal value of an ordinary share);

c) the maximum price (exclusive of expenses) which may be paid for each ordinary share is an amount which is equal to 105% of the average of closing prices for ordinary shares over the previous five days on which sales of ordinary shares were recorded on the New York Stock Exchange;

d) this authority shall expire at the close of the AGM of the Company held in 2021 or 1 November 2021, whichever is earlier;

e) a contract to purchase shares under this authority may be made before this authority expires, and concluded in whole or in part after this authority expires; and

f) pursuant to Article 58A of the Companies (Jersey) Law 1991, the Company may hold as treasury shares any ordinary shares of the Company purchased pursuant to the authority conferred in this Resolution.

Resolution 14: Authority to purchase own CDIs

The Company be and is hereby generally and unconditionally authorised (pursuant to Article 57 of the Companies (Jersey) Law 1991) to make purchases on a stock exchange of its CDIs, subject to the following conditions:

a) the maximum number of CDIs authorised to be purchased is 18,697,569, minus the number of shares purchased pursuant to Resolution 13;

b) the minimum price (exclusive of expenses) which may be paid for each CDI is the Australian dollar equivalent of US$1.50;

c) the maximum price (exclusive of expenses) which may be paid for each CDI is an amount which is equal to 105% of the average of closing prices for CDIs over the previous five days on which sales of CDIs were recorded on the Australian Securities Exchange;

d) this authority shall expire at the close of the AGM of the Company held in 2021 or 1 November 2021, whichever is earlier;

e) a contract to purchase CDIs under this authority may be made before this authority expires, and concluded in whole or in part after this authority expires; and

f) pursuant to Article 58A of the Companies (Jersey) Law 1991, the Company may hold as treasury shares any ordinary shares of the Company purchased by the purchase of CDIs pursuant to the authority conferred in this Resolution.

By Order of the Board

Michelle Rosenberg
Company Secretary
19 March 2020
Janus Henderson Group plc
Registered office: 47 Esplanade, St Helier, Jersey JE1 0BD
Registered in Jersey no. 101484
ABN: 67 133 992 766

Janus Henderson Group plc Notice of Annual General Meeting 2020

Notes Determination of entitlement to attend and vote at the meeting For holders of ordinary shares, the Company, pursuant to the Companies (Uncertificated Securities) (Jersey) Order 1999, specifies that only those members entered in the register of members of Janus Henderson Group plc as at 5.00pm (New York time) on Monday, 9 March 2020 or, if the AGM is adjourned, at 5.00pm on the day which is 72 hours before the date of the adjourned meeting, shall be entitled to attend and vote at the AGM in respect of the number of ordinary shares registered in their name at that time. Changes to entries in the register of members after that time shall be disregarded in determining the rights of any person to attend or vote at the AGM. For holders of CDIs, only those CDI holders entered in the register of CDI holders of Janus Henderson Group plc as at 5.00pm (Sydney time) on Monday, 9 March 2020 or, if this meeting is adjourned, in the register of CDI holders 72 hours before the time of any adjourned meeting, shall be entitled to provide voting instructions to CHESS Depositary Nominees Pty Limited (CDN) in respect of the number of CDIs registered in their name at that time. Changes to entries in the register of CDI holders after that time shall be disregarded in determining the rights of any CDI holders to provide voting instructions to CDN in regard to the AGM. For UK DI holders, only those UK DI holders entered in the register of UK DI holders of Janus Henderson Group as at 5.00pm (London time) on Monday, 9 March 2020 or, if the AGM is adjourned, in the register of UK DI holders 72 hours before the time of any adjourned meeting, shall be entitled to provide voting instructions to Computershare Services plc (Computershare) in respect of the number of UK DIs registered in their name at that time. Changes to entries in the register of UK DI holders after that time shall be disregarded in determining the rights of any UK DI holders to provide voting instructions to Computershare in regard to this meeting. For holders via CSN, only those holders via CSN entered in the register of CSN holders of Janus Henderson Group as at 5.00pm (London time) on Monday, 9 March 2020 or, if the AGM is adjourned, in the register of CSN holders 96 business hours before the time of any adjourned meeting, shall be entitled to provide voting instructions to Computershare in respect of the number of depositary interests holders are beneficially entitled to at the cut-off time above. Changes to entries in the register of CSN holders after that time shall be disregarded in determining the rights of any CSN holders to provide voting instructions to Computershare in regard to this meeting. Documents available for inspection The following documents are available for inspection during normal business hours at 47 Esplanade, St Helier, Jersey JE1 0BD and at 201 Bishopsgate, London EC2M 3AE from 19 March 2020 until the conclusion of the AGM, and will also be available for inspection at the AGM venue from 2.00pm (Denver time) prior to and during the AGM itself: a summary of the material terms of appointment of the Directors; and the biographies of all Directors. Proxies/representatives Each eligible holder as of the record date is entitled to appoint a proxy/representative to attend, speak and vote in such eligible holder’s place. An eligible holder may appoint more than one proxy/representative provided that each proxy/representative is appointed to exercise the rights attached to a different share or interest in shares. A proxy/representative need not be a member of the Company. Please see pages 2 to 6 for further details. Sending documents relating to the meeting to the Company Any documents or information relating to the proceedings at the meeting may only be sent to the Company in one of the ways set out on pages 2 to 6. CHESS Depositary Nominee’s Financial Services Guide To obtain a copy of the CHESS Depositary Nominee’s Financial Services Guide, go to: https://www.asx.com.au/documents/ settlement/CHESS_Depositary_Interests.pdf or phone 131 279 (from Australia) if you would like one sent to you by mail. Important information This document is important. If you are in any doubt as to the action you should take, please contact your stockbroker, bank manager, solicitor, accountant or other independent financial adviser.

Explanatory notes The information below is an explanation of the business to be considered at the 2020 AGM. Resolution 1: Annual Report and Accounts The Directors are required to present the following reports in respect of the financial year ended 31 December 2019 to the meeting: the Annual Report and Accounts (which includes the financial statements); and the Directors’ Report and the Auditors’ Report. Shareholders will be given an opportunity at the meeting to ask questions and make comments on these reports and accounts and on the business, operations and management. At the end of the discussion, shareholders will be invited to vote to receive the reports and the accounts. Resolutions 2 to 11: Reappointment of existing Directors In accordance with the Company’s Articles of Association, all Directors are offering themselves for reappointment. Kalpana Desai | Age 52 Independent Non-Executive Director since May 2017. Ms Desai was a Non-Executive Director of Henderson Group from 2015 to May 2017 and is currently a member of the Audit Committee, the Nominating and Corporate Governance Committee and the Risk Committee. Experience and qualifications Ms Desai was Head of Macquarie Capital Asia, the investment banking division of Macquarie Group Limited, headquartered in Australia from 2009 to 2013. Before joining Macquarie, she was Head of the Asia Pacific Mergers & Acquisitions Group and a Managing Director in the investment banking division of Bank of America Merrill Lynch in Hong Kong from 2001 to 2009. Earlier in her career, Ms Desai worked in the corporate finance divisions of Barclays de Zoete Wedd in London and Hong Kong and at J. Henry Schroder Wagg in London and in the financial services division of Coopers & Lybrand Consulting in London. She was a member of the Takeovers and Mergers Panel of the Securities and Futures Commission in Hong Kong from 2007 to 2014. She also served as a Non-Executive Director of Canaccord Genuity Group Inc., headquartered in Canada, from 2015 to 2019. Ms Desai has a BSc in Economics from the London School of Economics and Political Science and qualified as a Chartered Accountant (ACA) at PricewaterhouseCoopers in London in 1991. Ms Desai brings to the Board over 30 years of international advisory and investment banking experience, including extensive experience in mergers and acquisitions and broad exposure to global business markets. In deciding to nominate Ms Desai, the Board also considered her experience and knowledge of risk management, compliance, accounting standards and financial reporting rules and regulations, as well as her qualifications as a Chartered Accountant (ACA) and an Audit Committee Financial Expert. Jeffrey Diermeier | Age 67 Independent Non-Executive Director since May 2017. Mr Diermeier was an Independent Director of Janus Capital Group from 2008 to May 2017 and is currently the Chair of the Audit Committee and a member of the Nominating and Corporate Governance Committee and the Risk Committee. Experience and qualifications Mr Diermeier has served as a Director of the University of Wisconsin Foundation, a non-profit fundraising and endowment management organisation, since 1998 and is a former Chairman of its Investment Committee. He has been a Director of Adams Street Partners, a private equity firm located in Chicago, since 2011 and is also a minority owner of Stairway Partners, LLC, a Chicago-based registered investment adviser, where he served as an advisory board member from 2005 to 2012. From 2010 to September 2017, Mr Diermeier was a co-owner and Chairman of L.B. White Company, a heating equipment manufacturer. He was a Trustee of the Board of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board and the Government Accounting Standards Board, from 2009 to December 2015 and Chairman of the Trustees from 2012 to December 2015. From 2005 until 2009, he served as President and Chief Executive Officer of the CFA Institute, a non-profit educational organisation for investment professionals in Charlottesville, Virginia. Earlier in his career, Mr Diermeier served in a number of increasingly responsible positions in the global asset management division of UBS and its predecessor organisations, primarily Brinson Partners, Inc., beginning as an Equity Analyst and culminating as its Global Chief Investment Officer from 2000 to 2004. Mr Diermeier holds the Chartered Financial Analyst designation. He received his BBA in Finance and Investments and his MBA in Finance and Investments from the University of Wisconsin-Madison. Mr Diermeier brings to the Board a wealth of expertise related to accounting standards, financial analysis, financial reporting and corporate governance standards, and business management, as well as a deep understanding of the investment management business gained through his many years of experience in the mutual fund and asset management industry. In deciding to nominate Mr Diermeier, the Board also considered his qualification as an Audit Committee Financial Expert. Kevin Dolan | Age 66 Independent Non-Executive Director since May 2017. Mr Dolan was a Non-Executive Director of Henderson Group from 2011 to May 2017 and is currently a member of the Audit Committee, the Nominating and Corporate Governance Committee and the Risk Committee. Experience and qualifications Mr Dolan has been in the financial services industry for 36 years and has held a number of senior executive positions, including as Chief Executive of La Fayette Investment Management in London from 2007 to 2009, Chief Executive of the Asset Management Division of Bank of Ireland Group from 2004 to 2007, and Chief Executive of Edmond de Rothschild Asset Management from 2001 to 2004. Earlier in his career, he spent nine years with the AXA Group where he was Chief Executive Officer of AXA Investment Managers Paris, and Global Deputy Chief Executive Officer of AXA Investment Management. Mr Dolan was a Director of Meeschaert Gestion Privée until 2015, is the founding partner of Anafin LLC, and is a senior adviser to One Peak Partners. Mr Dolan received his BS in Business Administration from Georgetown University. Mr Dolan brings to the Board demonstrated strategic, financial, accounting, regulatory, business management, corporate finance and industry expertise gained through his many years of experience in senior executive roles, including as the former Chief Executive Officer of three investment management firms. He also has extensive experience in transformational corporate transactions, including mergers and acquisitions in Europe and the US.

Eugene Flood Jr. | Age 64 Independent Non-Executive Director since May 2017. Mr Flood was an Independent Director of Janus Capital Group from 2014 to May 2017 and is currently the Chair of the Risk Committee and a member of the Nominating and Corporate Governance Committee and the Audit Committee. Experience and qualifications Mr Flood was Executive Vice President of TIAA CREF from 2011 until his retirement in 2012, serving on the CREF Board of Trustees and the TIAA CREF Mutual Fund Board of Trustees for seven years, and chairing the Investment Committee. Prior to joining TIAA CREF as an executive in 2011, Mr Flood spent 12 years with Smith Breeden Associates, a North Carolina-based fixed income asset manager, as President and Chief Executive Officer. Earlier in his career, Mr Flood held a range of trading and investment positions with Morgan Stanley from 1987 to 1999 and was an Assistant Professor of Finance at Stanford Business School from 1982 to 1987. He has served as Chairman of the advisory board for the Institute for Global Health and Infectious Diseases at the University of North Carolina Chapel Hill since 2014, as a Trustee of the Financial Accounting Foundation since January 2016, and as a Director of the Research Corporation for Science Advancement since March 2015. Previously, he served as a Director of The Foundation for the Carolinas from 2012 to December 2015. Mr Flood received his Bachelor of Arts degree in economics from Harvard University and his PhD in economics from the Massachusetts Institute of Technology. Mr Flood brings to the Board extensive investment management, mutual fund, investment adviser and financial expertise gained through his more than 30 years of experience in the asset management industry. In deciding to nominate Mr Flood, the Board also considered his academic background in economics, which enables him to provide valuable insights on economic trends, business strategy, global markets and financial matters. Richard Gillingwater | Age 63 Non-Executive Director and Chairman since May 2017. Mr Gillingwater was a Non-Executive Director and Chairman of the Henderson Group Board from 2013 to May 2017 and is currently the Chair of the Nominating and Corporate Governance Committee and a member of the Compensation Committee. Experience and qualifications Mr Gillingwater retired as Chairman of European Investment banking at Credit Suisse First Boston (CSFB) in 2003. Previously, he held a variety of executive roles, including Head of Corporate Finance at Barclays de Zoete Wedd (BZW), the investment banking arm of Barclays Bank Plc which was acquired by CSFB in 1998. He started his career in investment banking in 1980 at Kleinwort Benson, where he spent 10 years. In 2003, Mr Gillingwater was asked by the UK Government to found and become the Chief Executive, and later Chairman, of the Shareholder Executive, an arm of the UK government responsible for managing the government’s financial interest in a range of state-owned businesses for commercial rather than political interests. He also served as Dean of Cass Business School from 2007 to 2012. Mr Gillingwater currently serves as Chairman of SSE plc, a publicly listed energy company based in Scotland, and as a Senior Independent Director of Whitbread plc, a UK-based multinational hotel and restaurant company. He is also a Governor of the Wellcome Trust, an international medical charity. Mr Gillingwater has served as a Director on a number of other corporate boards, including as Chairman of CDC Group plc and as a Non-Executive Director of P&O, Debenhams, Tomkins, Qinetiq Group, Kidde, Hiscox Ltd, Helical plc and Wm Morrison Supermarkets plc. Mr Gillingwater received his MA in Law from St Edmund Hall, Oxford University and his MBA from the International Institute for Management Development (IMD) in Lausanne, Switzerland, and he is a qualified solicitor. Mr Gillingwater brings to the Board demonstrated investment management, financial, regulatory, strategic, and business management experience gained though his many years in senior executive roles in the investment banking industry. In addition, he has substantial corporate governance expertise due to his extensive experience serving on the boards of a number of other high-profile publicly listed companies. Lawrence Kochard | Age 63 Independent Non-Executive Director since May 2017. Mr Kochard was an Independent Director of Janus Capital Group from 2008 to May 2017 and is currently the Chair of the Compensation Committee and a member of the Nominating and Corporate Governance Committee. Experience and qualifications Mr Kochard is Chief Investment Officer at Makena Capital Management. From 2011 to December 2017, he was the Chief Executive Officer and Chief Investment Officer of the University of Virginia Investment Management Company. Mr Kochard has served as a Director of the Virginia Commonwealth University Investment Management Company since 2015, as a Director and the Chair of the Investment Committee for the Virginia Environmental Endowment since 2013, and as a Member of the Investment Advisory Committee of the Virginia Retirement System since 2011, serving as Chair since 2017. He previously served as the Chairman of the College of William & Mary Investment Committee from 2005 to 2011. From 2004 to 2010, he was the Chief Investment Officer of Georgetown University, and from 2001 to 2004 he was Managing Director of Equity and Hedge Fund Investments of the Virginia Retirement System. Mr Kochard worked as an Assistant Professor of Finance at the McIntire School of Commerce at the University of Virginia from 1999 to 2001. He started his career in financial analysis and planning, corporate finance and capital markets for E.I. DuPont de Nemours and Company, Fannie Mae and The Goldman Sachs Group, Inc. Mr Kochard holds the Chartered Financial Analyst designation and a PhD in economics from the University of Virginia. Mr Kochard brings to the Board a wealth of experience in investment management, investment adviser oversight, and general executive management gained through his many years serving in senior executive roles in the asset management industry. In deciding to nominate Mr Kochard, the Board also considered his academic background in economics, which enables him to provide valuable insights on economic trends, strategy, global markets and financial matters.

Explanatory notes continued Glenn Schafer | Age 70 Deputy Chairman and Independent Non-Executive Director since May 2017. Mr Schafer was an Independent Director of Janus Capital Group from 2007 to May 2017 and served as Chairman from 2012 to May 2017. He is a member of the Compensation Committee and the Nominating and Corporate Governance Committee. Experience and qualifications Mr Schafer retired as President of Pacific Life Insurance Company (Pacific Life) in 2005, having served in that role since 1995. Previously, he served as Executive Vice President and Chief Financial Officer of Pacific Life from 1991 to 1995, and he was a member of the Pacific Life Board of Directors from 1995 to 2005. He currently serves as a Director of GeoOptics LLC, a weather satellite manufacturer. Over the course of his career, Mr Schafer has served as a Director on a number of other corporate boards, including Scottish Re Group, a reinsurer of life insurance, annuities and other annuity-type products, Genesis Healthcare, Inc., a provider of short-term post-acute, rehabilitation, skilled nursing and long-term care services, and Mercury General Corporation, an insurance holding company. Mr Schafer received his BS from Michigan State University and his MBA from the University of Detroit. Mr Schafer brings to the Board extensive experience in accounting and financial matters, investment and capital management, corporate governance and oversight, business management, strategy and operations, as well as a deep understanding of the insurance industry and financial products gained through his many years in senior executive roles with Pacific Life. Angela Seymour-Jackson | Age 53 Independent Non-Executive Director since May 2017. Ms Seymour-Jackson was a Non-Executive Director of Henderson Group from 2014 to May 2017 and is currently a member of the Compensation Committee and the Nominating and Corporate Governance Committee. She also chairs Henderson Global Holdings Asset Management Limited (a holding company of the legacy Henderson Group). Experience and qualifications Ms Seymour-Jackson has over 25 years of experience in retail financial services. Over the course of her career, she has held various senior marketing and distribution roles with Norwich Union Insurance, General Accident Insurance, CGU plc and Aviva plc. She was Chief Executive Officer of RAC Motoring Services Limited from 2010 until 2012. She joined Aegon UK in May 2012 and was appointed Managing Director of the Workplace Solutions Division in December 2012. Ms Seymour-Jackson was a Senior Adviser to Lloyds Banking Group (insurance) until October 2017. She is a Non-Executive Director of Rentokil Initial plc and Page Group plc and serves as Deputy Chair and Senior Independent Director at Gocompare.com Group plc. Ms Seymour-Jackson has a BA (Hons) in French and European Studies from the University of East Anglia, a diploma from the Chartered Institute of Marketing and an MSc in Marketing. Ms Seymour-Jackson brings to the Board substantial expertise in retail financial services, risk management, regulatory matters, mergers and acquisitions, and business management gained through her many years in various senior marketing and distribution roles at large multinational insurance companies. Richard Weil | Age 56 Chief Executive Officer since 1 August 2018 (co-Chief Executive Officer from May 2017 to 31 July 2018) and Executive Director since May 2017. Mr Weil served as Chief Executive Officer and a Director of Janus Capital Group from 2010 to May 2017. Experience and qualifications Since August 2018, Mr Weil has served as our Chief Executive Officer and as a member of the Board. In this role, he leads the Executive Committee and is responsible for the strategic direction and overall day-to-day management of the Company. Previously, he was Co-CEO of the Company following the merger of Janus Capital Group (Janus) and Henderson Global Investors in May 2017. Prior to the merger, Mr Weil was the Chief Executive Officer of Janus, a position he had held since 2010. Before joining Janus, he spent 15 years in a variety of senior executive roles with PIMCO, including Global Head of PIMCO Advisory, a member of PIMCO’s executive committee, and a member of the board of trustees of the PIMCO Funds. Mr Weil also served as Chief Operating Officer of PIMCO for 10 years, where he successfully led the development of PIMCO’s global business and founded its German operations, and as General Counsel to PIMCO Advisors L.P. Before joining PIMCO in 1996, Mr Weil was with Bankers Trust Global Asset Management and Simpson Thacher & Bartlett LLP in New York. Mr Weil received his Bachelor of Arts in economics from Duke University and his Juris Doctorate from the University of Chicago Law School. He has over 24 years of financial industry experience. Mr Weil brings to the Board exceptional leadership skills and unique perspective and insight that comes from managing the Company’s business on a day-to-day basis. His deep understanding of our business, markets, operations and strategy enable him to keep the Board apprised of the most significant developments impacting the Company and to guide the Board’s discussion and review of our strategy. In addition, he brings extensive business, management and legal experience gained through his many years in senior executive roles in the investment management industry. Tatsusaburo Yamamoto | Age 55 Independent Non-Executive Director since May 2017. Mr Yamamoto was an Independent Director of Janus Capital Group from July 2015 to May 2017 and is currently a member of the Nominating and Corporate Governance Committee. Experience and qualifications Mr Yamamoto has served as Managing Executive Officer, Corporate Planning Unit, of Dai-ichi Life Holdings, Inc. (Dai-ichi Life) since April 2017. Previously, he was Executive Officer and General Manager, Investment Planning Department, of Dai-ichi Life from April 2015 to April 2017 and General Manager, Investment Planning Department, of Dai-ichi from 2014 to April 2015. Earlier in his 30-year career with Dai-ichi Life, he held a variety of increasingly responsible roles, including as Deputy Chief Executive Officer of Dai-ichi Life Insurance Vietnam and Managing Director of Dai-ichi Life Insurance (Asia Pacific). Pursuant to the Investment and Strategic Cooperation Agreement (the Agreement) between Dai-ichi Life and the Company, Dai-ichi Life has the right to designate a representative for appointment to the Company’s Board. Mr Yamamoto was appointed to the Board after Dai-ichi Life designated him as its representative. In connection with the Agreement, Mr Yamamoto has worked with the Company’s management as a member of the Strategic Alliance Coordination Committee to further the goals of the strategic alliance and enhance product distribution opportunities. Mr Yamamoto received his Bachelor of Arts in Economics from WASEDA University.

Mr Yamamoto brings to the Board significant exposure to global markets and extensive knowledge of the financial services industry outside of the US, gained through his many years in senior executive roles with Dai-ichi Life. He also has substantial business management experience from his roles in the international investment planning and asset management business of Dai-ichi Life. Resolution 12: Reappointment and remuneration of the Auditors The Audit Committee of the Company’s Board of Directors has appointed PricewaterhouseCoopers LLP as the Company’s Auditors. Pursuant to the Companies (Jersey) Law 1991, shareholders are required to approve the reappointment of the Company’s Auditors each year, and the appointment runs until the conclusion of the next AGM (unless they are removed by resolution of the Company in a general meeting). Shareholders are also requested to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the purposes of United States securities laws for the fiscal year ending 31 December 2019. This Resolution also gives authority to the Audit Committee to determine the Auditors’ remuneration. A summary of the Auditors’ remuneration during 2019 is included in Item 14 of Part III on page 140 of the Company’s Annual Report on SEC Form 10-K dated 26 February 2020. Resolution 13: Authority to purchase own shares The Directors consider that it is advantageous for the Company to renew the authority to buy back its own shares in certain circumstances. The Directors have proposed to seek this authority in a form consistent with Companies (Jersey) Law 1991, US securities laws, and best practice for companies listed on the NYSE and the ASX. Resolution 13, which will be proposed as a special resolution, seeks shareholders’ approval of the purchase by the Company of a maximum number of shares which, taken together with the number of underlying shares represented by CDIs that are purchased pursuant to Resolution 14, is 18,697,569 (that figure being the whole number which is equal to 10% of the issued share capital of the Company as at 29 February 2020). The authority sought by this Resolution will expire at the close of the AGM of the Company held in 2021 or 1 November 2021, whichever is earlier. The Directors will continuously review a possible buy-back of shares and CDIs, taking into account the Company’s financial position, share/CDI price and other investment opportunities. The Directors would use this authority only if they believe at the time that such purchase would be in the best interests of shareholders generally. Any purchases of ordinary shares would be by means of market purchases. The Resolution sets the maximum and minimum prices for any such purchases. Ordinary shares purchased under this authority may be held as treasury shares. The Companies (Jersey) Law 1991 allows the Company to purchase and hold treasury shares in its issued capital rather than cancelling those shares. Treasury shares do not carry voting rights and have no entitlement to dividends. Treasury shares may be cancelled, sold or used to meet the Company’s obligations under its employee share schemes. Any ordinary shares purchased, but not held as treasury shares, would be cancelled. As at 29 February 2020, pursuant to the authority granted at the 2019 AGM, the Company bought back and cancelled 9,437,071 ordinary shares on market since the 2019 AGM. Resolution 14: Authority to purchase own CDIs Resolution 14, which will be proposed as a special resolution, seeks shareholders’ approval of the purchase by the Company of a maximum number of CDIs that the underlying ordinary shares are represented by which, taken together with any ordinary shares purchased by the Company pursuant to Resolution 13, is 18,697,569 (that figure being the whole number which is equal to 10% of the issued share capital of the Company as at 29 February 2020). The authority sought by this Resolution will expire at the close of the AGM of the Company held in 2021 or 1 November 2021, whichever is earlier. The Directors will continuously review a possible buy-back of shares and CDIs, taking into account the Company’s financial position, share/CDI price and other investment opportunities. The Directors would use this authority only if they believe at the time that such purchase would be in the best interests of shareholders generally. Any purchases of CDIs would be by means of market purchases. Any CDIs purchased in Australia will then be converted into ordinary shares (Converted Shares). The Resolution sets the maximum and minimum prices for any such purchases. Shares represented by CDIs purchased under this authority may be held as treasury shares. The Companies (Jersey) Law 1991 allows the Company to purchase and hold treasury shares in its issued capital rather than cancelling those shares. Treasury shares do not carry voting rights and have no entitlement to dividends. Treasury shares may be cancelled, sold or used to meet the Company’s obligations under its employee share schemes. Any Converted Shares purchased, but not held as treasury shares, would be cancelled. As at 29 February 2020, pursuant to the authority granted at the 2019 AGM, the Company bought back and cancelled 9,437,071 ordinary shares on market, of which 2,330,470 were CDIs that were converted to ordinary shares before being cancelled, since the 2019 AGM.

14

Meeting location details

United States

Thursday, 30 April 2020
Starts 3.00pm (Denver time)
151 Detroit Street, Denver, CO 80206, USA

For shareholder queries please contact the Janus Henderson Group Share Registry

United States

Janus Henderson Group Transfer Agent
P.O. Box 43078
Providence, RI 02940-3078

T: (Toll-free): 866 638 5573
T: (Non toll-free): +1 781 575 2374

web.queries@computershare.com

United Kingdom

Janus Henderson Group Depositary
Computershare Investor Services
The Pavilions
Bridgwater Road
Bristol BS13 8AE

T: +44 (0)370 703 0109

web.queries@computershare.co.uk

Australia

Janus Henderson Group Share Registry
GPO Box 4578
Melbourne, Victoria 3001

T: 1300 137 981
T: +61 (0) 3 9415 4081
F: +61 (0) 3 9473 2555

web.queries@computershare.com.au

New Zealand

Janus Henderson Group Share Registry
Private Bag 92119
Auckland 1142

T: 0800 888 017
F: +64 (0) 9 488 8787

web.queries@computershare.com.nz

Janus Henderson Group plc Notice of Annual General Meeting 2020

Registered office: 47 Esplanade, St Helier, Jersey JE1 0BD www.janushenderson.com